NUMBER                                                 SHARES

                    SLOAN ELECTRONICS, INC.
      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $0.001                                 CUSIP NO. 831501 10 1

THIS CERTIFIES THAT

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF
                    SLOAN ELECTRONICS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        DATED:
     /s/ Paul Sloan
     PRESIDENT                          Countersigned and Registered:

   /s/ Larry Provost                     SIGNATURE STOCK TRANSFER, INC.
   SECRETARY/TREASURER/CHAIRMAN            (Dallas, Texas) Transfer Agent

                                        By

                                                    Authorized Signature

                           [SEAL]

 The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
 TEN COM    - as tenants in common    UNIF GIFT MIN ACT-___Custodian___
 TEN ENT    - as tenants by the entireties             (Cust)    (Minor)
 JT TEN(J/T)-as joint tenants with right of      under Uniform Gifts to
             survivorship and not as tenants     Minors Act ___________
             in common                                      (State)
 Additional abbreviations may also be used though not in the above list

 For Value Received ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________

________________________________________________________________________

_________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Stock on the books of the written-named Corporation with full power of substitution in the premises.

Dated _________	    	      X_________________________________________


________________________       _________________________________________
  SIGNATURE GUARANTEE          NOTICE:THE SIGNATURE TO THIS AGREEMENT
 (BY BANK, BROKER,             MUST CORRESPOND WITH THE NAME AS WRITTEN
  CORPORATE OFFICER)           UPON THE FACE OF THE CERTIFICATE, IN
                               EVERY PARTICULAR, WITHOUT ALTERATION
                               OR ENLARGEMENT, OR ANY CHANGE WHATEVER.